UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2025 (May 5, 2025)
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated (the "Company") was held on May 5, 2025. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows:
(1) Election of 11 members to the board of directors;
(2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement; and
(3) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025.

The shareholders approved proposals (1), (2) and (3).

The total number of shares of the Company’s Common Stock entitled to vote at the meeting was 545,814,600, of which 88,525,463 directly registered shares were entitled to ten votes per share and 36,533,739 shares held in “street” or “nominee” name exercised ten votes per share. The total number of voting rights represented at the meeting was 1,671,347,420.

The shares owned by J&A Alliance Trust (the "Trust") represented, in aggregate, 20% of the total voting power of the Company's Common Stock. The Shareholders Agreement, entered into on February 28, 2019, by the Company, Japan Post Holdings Co., Ltd., J&A Alliance Holdings Corporation, solely in its capacity as trustee of the Trust, and General Incorporated Association J&A Alliance, provides voting restrictions that require the Trust to vote (i) all shares representing voting rights in excess of 20% of the voting rights in the Company and (ii) all of its shares in connection with a change in control transaction, in each case, in a manner proportionally equal to votes of shares not beneficially owned by the Trust. For more information about the forgoing, please see the Company's Proxy Statement.

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 11 members to the board of directors:
Daniel P. Amos	1,253,432,702	30,512,075	3,456,304	81,519,052
W. Paul Bowers	1,263,766,660	21,315,431	2,318,990	81,519,052
Arthur R. Collins	1,275,116,175	9,837,829	2,447,077	81,519,052
Miwako Hosoda	1,279,110,219	5,881,759	2,409,103	81,519,052
Michael A. Forrester	1,278,723,165	5,928,325	2,749,591	81,519,052
Thomas J. Kenny	1,277,580,706	7,368,331	2,452,044	81,519,052
Georgette D. Kiser	1,273,629,079	11,367,772	2,404,230	81,519,052
Karole F. Lloyd	1,277,446,092	7,550,698	2,404,291	81,519,052
Nobuchika Mori	1,274,660,092	10,237,245	2,503,744	81,519,052
Joseph L. Moskowitz	1,267,119,758	17,784,129	2,497,194	81,519,052
Katherine T. Rohrer	1,256,356,678	28,690,413	2,353,990	81,519,052

(2) Non-binding advisory proposal on executive compensation	1,238,482,771	43,311,252	5,607,058	81,519,052

(3) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2025	1,327,017,947	39,711,578	2,190,608	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 8, 2025	/s/ Robin L. Blackmon

(Robin L. Blackmon)
Senior Vice President, Financial Services
Chief Accounting Officer

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